EXECUTION VERSION

Exhibit 10.03

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of February 6, 2015, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and each individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009 and amended and restated as of August 1, 2013, and as further amended by that certain First Amendment to Credit Agreement dated as of May 30, 2014 (the “Credit Agreement”);
WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and
WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, it is agreed:
I.Amendments to the Credit Agreement.
1.    The definition of “Sanctioned Person” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “or” appearing immediately prior to clause (b) therein and (ii) inserting the following text immediately after the text “administered by OFAC” appearing therein: “, or (c) each as amended, supplemented or substituted from time to time, a country, nation, territory, entity (or equivalent) or individual which is subject to Sanctions”.
2.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:
“Sanctions” shall mean general trade, economic or financial restrictions, sanctions or embargoes imposed, administered or enforced from time to time by the government of the United States of America and administered by OFAC, the United Nations Security Council, the European Union, or a member state of the European Union, each as amended, supplemented or substituted from time to time.

3.    Section 3.22 of the Credit Agreement is hereby amended by adding the following text to the end thereof:
“No Borrower (a) is using or will use the proceeds of any Extension of Credit hereunder for the purpose of financing or making funds available directly or indirectly to any Sanctioned Person, to the extent such financing or provision of funds would be prohibited by Sanctions or would otherwise, to the knowledge and belief of such Borrower, cause any person to be in breach of Sanctions, (b) is

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contributing or will contribute or otherwise make available directly or indirectly the proceeds of any Extension of Credit hereunder to any other person or entity for the purpose of financing the activities of a Sanctioned Person, to the extent such contribution or provision of proceeds would be prohibited by Sanctions or would otherwise, to the knowledge and belief of such Borrower, cause any person to be in breach of Sanctions and (c) has, or will knowingly, do business, enter into transactions or store with, purchase or receive money from, transport from/to/with, sell goods or give money to, a Sanctioned Person, in each case, to the extent such action would be prohibited by Sanctions. To the best of the Borrowers’ knowledge, no Credit Party or any subsidiary thereof is a Sanctioned Person.”
4.    Section 5.9(a) of the Credit Agreement is hereby amended by amending and restating the table appearing therein as follows:

Period	Ratio
January 1, 2013 through and including June 30, 2013	1.90 to 1.00
July 1, 2013 through and including September 30, 2013	1.80 to 1.00
October 1, 2013 through and including December 31, 2013	1.85 to 1.00
January 1, 2014 through and including March 31, 2014	1.85 to 1.00
April 1, 2014 through and including September 30, 2014	1.70 to 1.00
October 1, 2014 through and including March 31, 2015	1.50 to 1.00
April 1, 2015 and thereafter	1.90 to 1.00

5.    Section 5.9(b) of the Credit Agreement is hereby amended by deleting the ratio appearing therein applicable to the period from October 1, 2014 through and including December 31, 2014 and inserting in lieu thereof “7.90 to 1.00”.
6.    Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.15 thereto:
“Section 6.15 Sanctions.
The Borrowers shall (a) not contribute or otherwise make available the proceeds of any Extension of Credit hereunder, directly or indirectly, to any person or entity (whether or not related to any Credit Party or member of its group of companies) for the purpose of financing the activities of any Sanctioned Person, to the extent such contribution or provision of proceeds would be prohibited by Sanctions or would otherwise, to the knowledge and belief of such Borrower, cause any person to be in breach of Sanctions; (b) not fund all or part of any repayment of any Extension of Credit hereunder out of proceeds derived from transactions which would be prohibited by Sanctions or would otherwise cause any person to be in breach of Sanctions; and (c) ensure that appropriate controls and safeguards are in place designed to prevent any proceeds of any Extension of Credit hereunder from being used contrary to clause (a) above.”
II.    Miscellaneous Provisions.
1.    In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, each Credit Party hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and after giving effect to this Second

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Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.
2.    The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Second Amendment on such date.
3.    This Second Amendment is limited precisely as written and, except as expressly set forth herein, shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.
4.    This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.
5.    THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.
6.    This Second Amendment shall become effective as of December 31, 2014 (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(i)    the Company shall have paid to the Administrative Agent for the benefit of each Lender which has executed and delivered a counterpart hereof as provided in following clause (ii) on or prior to 5:00 p.m. on February 6, 2015, an amendment fee as set forth in the fee letter between the Company and the Administrative Agent dated January 27, 2015 and delivered in connection with this Second Amendment;
(ii)    the Borrowers, Alliance AG, and the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Casey Ferber (facsimile number:  212-354-8113 / e-mail address: casey.ferber@whitecase.com); and

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(iii)    the Company shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement and the Work Fee Letter between the Company and the Administrative Agent dated January 27, 2015 and delivered in connection with this Second Amendment.
7.    This Second Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents. No provision of this Second Amendment may be amended, modified, waived or supplemented, except as provided in Section 9.1 of the Credit Agreement.
8.    By executing and delivering a copy hereof, each Credit Party hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Second Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.
9.    From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
10.    Upon the occurrence of the Second Amendment Effective Date, the Required Lenders hereby waive any Event of Default that may have occurred prior to the effectiveness of this Second Amendment with respect to Sections 5.9(a) and (b) of the Credit Agreement for the Calculation Period ended December 31, 2014.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first written above.

COMPANY:
ALLIANCE ONE INTERNATIONAL, INC.

By:     /s/ Joel L. Thomas
Name:    Joel L. Thomas

Title:	Executive Vice President – Chief Financial Officer

By:     /s/ B. Lynne Finney
Name:    B. Lynne Finney
Title:    Assistant Treasurer

DUTCH BORROWER:
INTABEX NETHERLANDS B.V.

By:     /s/ Joel L. Thomas
Name:    Joel L. Thomas
Title:    Authorized Signatory

FOREIGN GUARANTOR:
ALLIANCE ONE INTERNATIONAL AG

By:     /s/ Joel L. Thomas
Name:    Joel L. Thomas
Title:    Authorized Signatory

Signature page to Second Amendment

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DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:     /s/ Michael Shannon
Name:    Michael Shannon
Title:    Vice President

By:     /s/ Dusan Lazarov
Name:    Dusan Lazarov
Title:    Director

Signature page to Second Amendment

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:        /s/ William O’Daly

    Name: WILLIAM O’DALY
    Title: AUTHORIZED SIGNATORY

By:        /s/ Vipul Dhadda

    Name: VIPUL DHADDA
    Title: AUTHORIZED SIGNATORY

Signature page to Second Amendment

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

ING Belgium, Brussels, Geneva Branch

By:        /s/ Serge Stolitza

    Name: SERGE STOLITZA
    Title: GROUP HEAD

By:        /s/ Ko Osinga

    Name: KO OSINGA
    Title: HEAD OF CREDIT RISK

Signature page to Second Amendment

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

STANDARD CHARTERED BANK

By:        /s/ Steven Aloupis

    Name: STEVEN ALOUPIS A2388
    Title: MANAGING DIRECTOR
CAPITAL MARKETS

By:        /s/ Hsing H. Huang

    Name: HSING H. HUANG
    Title: ASSOCIATE DIRECTOR
STANDARD CHARTERED BANK NY

Signature page to Second Amendment

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

GOLDMAN SACHS BANK USA, as a Lender

By:        /s/ Michelle Latzoni

    Name: Michelle Latzoni
    Title: Authorized Signatory

Signature page to Second Amendment

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SIGNATURE PAGE TO THE SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Natixis, New York Branch

By:        /s/ Paolo Salvi

    Name: Paolo Salvi
    Title: Executive Director

By:        /s/ David Pershad

    Name: David Pershad
    Title: Managing Director

Signature page to Second Amendment

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